                             LETTER OF TRANSMITTAL

                    OFFER TO EXCHANGE ALL OF THE OUTSTANDING
                      9.000% SENIOR SECURED NOTES DUE 2008
                                      FOR
                      9.000% SENIOR SECURED NOTES DUE 2008
                  REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       OF

                                 BARNEY'S, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE NIGHT OF OCTOBER __-__, 2003 (THE "TIME OF EXPIRATION") UNLESS EXTENDED BY BARNEY'S, INC.


                 The Exchange Agent for the Exchange Offer is:

                            WILMINGTON TRUST COMPANY

      By Registered or Certified Mail:                 By Hand or Overnight Courier:
           DC-1615 Reorg Services                     Corporate Trust Reorg Services
                P.O. Box 8861                            1100 North Market Street
       Wilmington, Delaware 19899-8861                Wilmington, Delaware 19890-1615
           Attention: Aubrey Rosa                         Attention: Aubrey Rosa

                                 By Facsimile:
                                 (302) 636-4145
                             Attention: Aubrey Rosa

                        (For Eligible Institutions Only)

                                 By Telephone:
                                 (302) 636-6472

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the prospectus dated September   ,
2003 (the "Prospectus") of Barney's, Inc. (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its 9.000% Senior Secured Notes due 2008 (the "Registered Notes") for each $1,000 in principal amount at maturity of its outstanding 9.000% Senior Secured Notes due 2008 (the "Old Notes"). The terms of the Registered Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF OLD NOTES
-----------------------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE PRINCIPAL
                                                                         AMOUNT AT MATURITY        PRINCIPAL AMOUNT
 NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)       CERTIFICATE         REPRESENTED BY OLD           AT MATURITY
                (PLEASE FILL IN)                      NUMBER(S)                NOTES*                 TENDERED**
-----------------------------------------------------------------------------------------------------------------------
                                                    -----------------------------------------------------------------

                                                    -----------------------------------------------------------------

                                                    -----------------------------------------------------------------

                                                    -----------------------------------------------------------------


                                                        Total
-----------------------------------------------------------------------------------------------------------------------
 * Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount at maturity represented by such Old Notes. See Instruction 2.
-----------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used either if certificates representing Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)
--------------------------------------------------------------------------------
The Depository Trust Company Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
--------------------------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

If Delivered by Book-Entry Transfer
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

     If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Registered Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaging in or intends to engage in a distribution of such Registered Notes, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Registered Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the "SEC") that the Registered Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in the distribution of such Registered Notes and such holders have no arrangements or understandings with any person to participate in the distribution of such Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     4. The undersigned may, if, and only if, it would not receive freely tradable Registered Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Old Notes registered in the Shelf Registration described in the Registration Rights Agreement, dated as of April 1, 2003, among the Company, the guarantors signatory thereto and Jefferies & Company, Inc. (the "Registration Agreement") in the form filed as Exhibit 4.4 to Form 10-K of Barneys New York, Inc. for the fiscal year ended February 1, 2003. Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Old Notes participating in a Shelf Registration, to comply with the Registration Agreement and to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or any preliminary prospectus or prospectus or any in amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in case of the prospectus, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the undersigned specifically for inclusion therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

     5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights." See Instruction 9.

     6. Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS

                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Registered Notes and/or Old Notes to:

Name(s)*
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        ZIP CODE

           * (SUCH PERSON(S) MUST PROPERLY COMPLETE A SUBSTITUTE FORM W-9, AN IRS FORM W-8BEN, AN ITS FORM W-8ECI, OR AN IRS FORM W-8IMY, AS APPLICABLE)

  Credit unchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.
--------------------------------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS

                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signatures(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above.

Mail Registered Notes and/or Old Notes to:

Name(s):*
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        ZIP CODE

           * (SUCH PERSON(S) MUST PROPERLY COMPLETE A SUBSTITUTE FORM W-9, AN IRS FORM W-8BEN, AN ITS FORM W-8ECI, OR AN IRS FORM W-8IMY, AS APPLICABLE)

                       SPECIAL REGISTRATION INSTRUCTIONS
                            (SEE PARAGRAPH 4 ABOVE)

To be completed ONLY if (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Old Notes in the Shelf Registration described in the Registration Agreement, and (iii) the undersigned agrees to comply with the Registration Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

[ ] By checking this box, the undersigned hereby (i) represents that it is entitled to have its Old Notes registered in a Shelf Registration in accordance with the Registration Agreement, (ii) elects to have its Old Notes registered pursuant to the Shelf Registration described in the Registration Agreement, and
(iii) agrees to comply with the Registration Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE TIME OF EXPIRATION.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
    (IN ADDITION, U.S. HOLDERS PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 AND
     NON-U.S. HOLDERS PLEASE OBTAIN AND COMPLETE AN IRS FORM W-8BEN, AN IRS
               FORM W-8ECI OR AN IRS FORM W-8IMY, AS APPLICABLE)

X                                                                    ------------------------------ ,
------------------------------------------------------------         2003

X                                                                    ------------------------------ ,
------------------------------------------------------------         2003

X                                                                    ------------------------------ ,
------------------------------------------------------------         2003
                   SIGNATURE(S) OF OWNER                                          DATE

Area Code and Telephone Number
--------------------------------------------------------------------------------

     If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)
Signature(s) Guaranteed by
an Eligible Institution:
--------------------------------------------------------------------------------
(Authorized Signature)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

                                  INSTRUCTIONS

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for
Tendering -- Book-Entry Interests." Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the Time of Expiration, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

     Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent at or prior to the Time of Expiration, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 12:00 midnight, New York City time, at or prior to the Time of Expiration, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent at or prior to the Time of Expiration. No Letter of Transmittal or Old Notes should be sent to the Company.

     See "The Exchange Offer" section in the Prospectus.

2.  PARTIAL TENDERS.

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes" under "Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes of a tendering holder who physically delivered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Time of Expiration. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

     Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (A) the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter of Transmittal has not been completed.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, an IRS Form W-8BEN, an IRS Form W-8ECI, or an IRS Form W-8IMY, as applicable. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Registered Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.  WITHDRAWAL OF TENDERS.

     Tenders of Old Notes may be withdrawn at any time prior to the Time of Expiration.

     For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to the Time of Expiration. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount at maturity of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the indenture pursuant to which the Old Notes were issued register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Any Old Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time at or prior to the Time of Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                           IMPORTANT TAX INFORMATION

     Each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current U.S. federal income tax law, a holder of Registered Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain holders of Registered Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt U.S. holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign holder may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate IRS Form W-8 (e.g., IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate IRS Form W-8 will be provided by the Exchange Agent upon request. See the enclosed Substitute Form W-9 and the accompanying instructions for additional instructions.

     If backup withholding applies, the Company is required to withhold 28% of any "reportable payment" made to the holder of Registered Notes or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding with respect to any payments received in respect of the Registered Notes, each prospective U.S. holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (including a U.S. resident alien), and that (A) such prospective holder is exempt from backup withholding,
(B) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective U.S. holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective U.S. record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Substitute Form W-9 and accompanying instructions for additional guidance regarding which number to report.

                                 PRINT OR TYPE
                          SEE SPECIFIC INSTRUCTIONS ON
                                    PAGE 3.

                TO BE COMPLETED BY ALL PROSPECTIVE U.S. HOLDERS
              (SEE INSTRUCTION 4, AND "IMPORTANT TAX INFORMATION")


SUBSTITUTE
FORM W-9                                            REQUEST FOR TAXPAYER                         Give form to the
Department of the Treasury                IDENTIFICATION NUMBER AND CERTIFICATION                requester. Do not
Internal Revenue Service                                                                         send to the IRS.
-------------------------------------------------------------------------------------------------------------------

          Name
         ---------------------------------------------------------------------------------------------------------------------
          Business name, if different from above
         ---------------------------------------------------------------------------------------------------------------------
                                      Individual/
          Check appropriate box: [ ]  Sole proprietor   [ ] Corporation   [ ] Partnership   [ ] Other c  ................  [ ]
         ---------------------------------------------------------------------------------------------------------------------
                                                                                                          Requester's name and
          Address (number, street, and apt. or suite no.)                                                Address (optional)
         ------------------------------------------------------------------------
          City, state, and ZIP code
         ---------------------------------------------------------------------------------------------------------------------
          List account number(s) here (optional)

         --------------------------------------------------
          Business name, if different from above
         ----------------------------------------------------------------------
                                       Exempt from backup
          Check appropriate box: [ ]   withholding
         ------------------------------------------------------------------------------------------
          Address (number, street, an
         ----------------------------
          City, state, and ZIP code
         --------------------------------------------------------------------------------------------------------------
          List account number(s) here (optional)

-----------------------------------------------------------------------
 Part I    TAXPAYER IDENTIFICATION NUMBER (TIN)
-----------------------------------------------------------------------


                                                                 SOCIAL SECURITY NUMBER
Enter your TIN in the appropriate box. For individuals, this
is your social security number (SSN). However, for a            --------- ---------
resident alien, sole proprietor, or disregarded entity, see     ---------------------------
the Part I instructions on page 4. For other entities, it is
your employer identification number (EIN). If you do not        OR
have a number, see How to get a TIN on page 4.                  ---------------------------
Note: If the account is in more than one name, see the chart     EMPLOYER IDENTIFICATION
on page 5 for guidelines on whose number to enter.              NUMBER
                                                                ------

-----------------------------------------------------------------------
 Part II   CERTIFICATION
-----------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. (See the instructions on page 5.)

--------------------------------------------------------------------------------------------------------------
SIGN     SIGNATURE OF
HERE     U.S. PERSON c                                                                 DATE c
--------------------------------------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

Substitute Form W-9                   Page  2
--------------------------------------------------------------------------------

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

      If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (31% AFTER December 31, 2010). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

      1. You do not furnish your TIN to the requester, or

      2. You do not certify your TIN when required (see the Part II instructions on page 5 for details), or

      3. The IRS tells the requester that you furnished an incorrect TIN, or

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Substitute Form W-9                   Page  3
--------------------------------------------------------------------------------

SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

      If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

      1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

      2. The United States or any of its agencies or instrumentalities;

      3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

      4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

      5. An international organization or any of its agencies or instrumentalities.

      Other payees that MAY BE EXEMPT from backup withholding include:

      6. A corporation;

      7. A foreign central bank of issue;

      8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

      9. A futures commission merchant registered with the Commodity Futures Trading Commission;

      10. A real estate investment trust;

      11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

      12. A common trust fund operated by a bank under section 584(a);

      13. A financial institution;

      14. A middleman known in the investment community as a nominee or custodian; or

      15. A trust exempt from tax under section 664 or described in section
4947.

Substitute Form W-9                   Page  4
--------------------------------------------------------------------------------

      The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

------------------------------------------------------
 IF THE PAYMENT IS          THEN THE PAYMENT IS EXEMPT
 FOR . . .                  FOR . . .
------------------------------------------------------
 Interest and dividend      All exempt recipients
 payments                   except for 9
------------------------------------------------------
 Broker transactions        Exempt recipients 1
                            through 13. Also, a person
                            registered under the
                            Investment Advisers Act of
                            1940 who regularly acts as
                            a broker
------------------------------------------------------
 Barter exchange            Exempt recipients 1
 transactions and           through 5
 patronage dividends
------------------------------------------------------
 Payments over $600         Generally, exempt
 required to be reported    recipients 1 through 7(2)
 and direct sales over
 $5,000(1)
------------------------------------------------------

(1) See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

      If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 3), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 5 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

      If you are asked to complete Substitute Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Substitute Form W-9                   Page  5
--------------------------------------------------------------------------------

PART II. CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 3.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

      1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

      4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

--------------------------------------------------------
 FOR THIS TYPE OF ACCOUNT:      GIVE NAME AND SSN OF:
--------------------------------------------------------
 1.   Individual                The individual
 2.   Two or more individuals   The actual owner of the
      (joint account)           account or, if combined
                                funds, the first
                                individual on the
                                account(1)
 3.   Custodian account of a    The minor(2)
      minor (Uniform Gift to
      Minors Act)
 4.   a. The usual revocable    The grantor-trustee(1)
         savings trust
         (grantor is also
         trustee)
      b. So-called trust        The actual owner(1)
         account that is not a
         legal or valid trust
         under state law
 5.   Sole proprietorship or    The owner(3)
      single-owner LLC
--------------------------------------------------------
 FOR THIS TYPE OF ACCOUNT:      GIVE NAME AND EIN OF:
--------------------------------------------------------
 6.   Sole proprietorship or    The owner(3)
      single-owner LLC
 7.   A valid trust, estate,    Legal entity(4)
      or pension trust
 8.   Corporate or LLC          The corporation
      electing corporate
      status on Form 8832
 9.   Association, club,        The organization
      religious, charitable,
      educational, or other
      tax-exempt organization
 10.  Partnership or multi-     The partnership
      member LLC
 11.  A broker or registered    The broker or nominee
      nominee
 12.  Account with the          The public entity
      Department of
      Agriculture in the name
      of a public entity (such
      as a state or local
      government, school
      district, or prison)
      that receives
      agricultural program
      payments
--------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

--------------------------------------------------------------------------------
PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% (31% AFTER December 31, 2010) of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE REGISTERED NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED SUBSTITUTE FORM W-9 AND ACCOMPANYING INSTRUCTIONS FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ON THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, up to 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature
------------------------------------------------------ Date
------------------------------ , 2003